UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2012 (September 25, 2012)

_______________

EOG RESOURCES, INC.
 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9743 (Commission File Number)	47-0684736 (I.R.S. Employer Identification No.)

1111 Bagby, Sky Lobby 2
Houston, Texas  77002
 (Address of principal executive offices) (Zip Code)

713-651-7000
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EOG RESOURCES, INC.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)            Effective September 25, 2012, the Compensation Committee (Committee) of the Board of Directors of EOG Resources, Inc. (EOG) granted long-term incentive awards to each of EOG's executive officers.  Consistent with prior year awards, the Committee awarded restricted stock or restricted stock units (RSUs) to each executive officer and stock-settled stock appreciation rights (SARs) to each executive officer (other than Mark G. Papa, EOG's Chairman of the Board and Chief Executive Officer), in each case under the terms of the EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan, as amended (2008 Plan).

The grants of restricted stock/RSUs will, consistent with prior year awards, "cliff" vest five years from the date of grant.  Dividends will be credited to the holder of the restricted stock/RSUs and will either be paid at the expiration of the vesting period or be forfeited if the related restricted stock/RSUs are forfeited and cancelled in accordance with the standard termination provisions set forth in each executive officer's grant agreement.  Also consistent with prior year awards, each of the grants of SARs (which may be settled upon exercise by the executive officer solely in shares of EOG common stock) have a term of seven years and will vest 25% on each of the first four anniversaries of the date of grant.  The SARs were awarded at an exercise price equal to $112.42 (the closing price of EOG's common stock on September 25, 2012) and are subject to the standard termination provisions set forth in each executive officer's grant agreement.

As a new element of the long-term incentive component of EOG's executive officer compensation program, the Committee also granted performance units and/or shares of performance stock to each executive officer, in each case under the terms of the 2008 Plan.  The performance metric applicable to these performance-based grants is EOG's Total Shareholder Return (as defined in the grant agreements) over a three-year performance period (January 2013 through December 2015) relative to the Total Shareholder Return of each of EOG's Peer Companies (as specified in the grant agreements).  If EOG achieves median Total Shareholder Return performance over the performance period relative to the Peer Companies, 100% of an executive officer's performance units/shares will be earned; conversely, a performance multiple of 0% to 200% (as specified in the grant agreements) will be applied to an executive officer's performance units/shares if EOG's Total Shareholder Return performance over the performance period is below or above the median of the Peer Companies.

Subject to the termination provisions set forth in each executive officer's grant agreement and the applicable performance multiple, the grants of performance units/shares will "cliff" vest five years from the date of grant.  Dividends will be credited to the holder of the performance units/shares and will have the same performance multiple applied as is applied to the executive officer's performance units/shares.  Any such credited dividends (as so adjusted) will be paid at the expiration of the vesting period, unless the related performance units/shares are forfeited and cancelled in accordance with the executive officer's grant agreement, in which case such dividends will also be forfeited.

The following table sets forth the restricted stock/RSUs, SARs and performance units/shares granted by the Committee to each of EOG's executive officers:

Executive Officer	Shares of Restricted Stock/RSUs	SARs	Performance Units/Shares

Mark G. Papa	67,010 RSUs	-	16,752 Shares and 16,752 Units
William R. Thomas	14,232 RSUs	35,580 SARs	14,232 Units
Gary L. Thomas	14,232 RSUs	35,580 SARs	14,232 Units
Timothy K. Driggers	5,930 Shares	14,825 SARs	5,930 Units
Michael P. Donaldson	3,380 Shares	8,450 SARs	3,380 Units

The foregoing descriptions of the grants of restricted stock, RSUs, SARs, performance units and performance stock do not purport to be complete and are qualified in their entirety by reference to the forms of grant agreement for the grants of restricted stock, RSUs, SARs, performance units and performance stock, which are filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 hereto, respectively, and are incorporated herein by reference.

Item 7.01                          Regulation FD Disclosure.

I.        Price Risk Management

With the objective of enhancing the certainty of future revenues, from time to time EOG Resources, Inc. (EOG) enters into New York Mercantile Exchange (NYMEX) related financial collar, price swap, option and basis swap contracts.  EOG accounts for financial commodity derivative contracts using the mark-to-market accounting method.  In addition to financial transactions, from time to time EOG is a party to various physical commodity contracts for the sale of hydrocarbons that cover varying periods of time and have varying pricing provisions.  The financial impact of these physical commodity contracts is included in revenues at the time of settlement, which in turn affects average realized hydrocarbon prices.

II.        Crude Oil Derivative Contracts

Since filing its Current Report on Form 8-K on August 31, 2012, EOG has entered into additional crude oil derivative contracts.  Presented below is a comprehensive summary of EOG's crude oil derivative contracts as of October 1, 2012, with notional volumes expressed in barrels per day (Bbld) and prices expressed in dollars per barrel ($/Bbl).

Crude Oil Derivative Contracts
		Weighted
	Volume(1)	Average Price
	(Bbld)	($/Bbl)
2012
January 1, 2012 through February 29, 2012 (closed)	34,000	$104.95
March 1, 2012 through June 30, 2012 (closed)	52,000	105.80
July 1, 2012 through August 31, 2012 (closed)	50,000	106.90
September 2012 (closed)	32,000	106.61
October 1, 2012 through December 31, 2012	42,000	105.19

2013
January 1, 2013 through June 30, 2013	98,000	$99.39
July 1, 2013 through December 31, 2013	54,000	99.38

(1)
EOG has entered into crude oil derivative contracts which give counterparties the option to extend certain current derivative contracts for an additional six-month period.  Options covering a notional volume of 25,000 Bbld are exercisable on December 31, 2012.  If the counterparties exercise all such options, the notional volume of EOG's existing crude oil derivative contracts will increase by 25,000 Bbld at an average price of $106.27 per barrel for the period January 1, 2013 through June 30, 2013.  Options covering a notional volume of 59,000 Bbld are exercisable on June 28, 2013.  If the counterparties exercise all such options, the notional volume of EOG's existing crude oil derivative contracts will increase by 59,000 Bbld at an average price of $100.45 per barrel for the period July 1, 2013 through December 31, 2013.  Options covering a notional volume of 15,000 Bbld are exercisable on December 31, 2013.  If the counterparties exercise all such options, the notional volume of EOG's existing crude oil derivative contracts will increase by 15,000 Bbld at an average price of $103.54 per barrel for the period from January 1, 2014 through June 30, 2014.

III.        Natural Gas Derivative Contracts

Since filing its Current Report on Form 8-K on August 31, 2012, EOG has not entered into any additional natural gas derivative contracts.  Presented below is a comprehensive summary of EOG's natural gas derivative contracts as of October 1, 2012, with notional volumes expressed in million British thermal units (MMBtu) per day (MMBtud) and prices expressed in dollars per MMBtu ($/MMBtu).

Natural Gas Derivative Contracts
	Volume (MMBtud)	Weighted Average Price ($/MMBtu)
2012 (1)
January 1, 2012 through October 31, 2012 (closed)	525,000	$5.44
November 1, 2012 through December 31, 2012	525,000	5.44

2013 (2)
January 1, 2013 through December 31, 2013	150,000	$4.79

2014 (3)

(1)	EOG has entered into natural gas derivative contracts which give counterparties the option of entering into derivative contracts at future dates. Such options are exercisable monthly up until the settlement date of each monthly contract. If the counterparties exercise all such options, the notional volume of EOG's existing natural gas derivative contracts will increase by 425,000 MMBtud at an average price of $5.44 per MMBtu for the period from November 1, 2012 through December 31, 2012.
(2)	EOG has entered into natural gas derivative contracts which give counterparties the option of entering into derivative contracts at future dates. Such options are exercisable monthly up until the settlement date of each monthly contract. If the counterparties exercise all such options, the notional volume of EOG's existing natural gas derivative contracts will increase by 150,000 MMBtud at an average price of $4.79 per MMBtu for each month of 2013.
(3)	In July 2012, EOG settled its natural gas financial price swap contracts for the period January 1, 2014 through December 31, 2014 and received proceeds of $36.6 million. In connection with these contracts, the counterparties retain an option of entering into derivative contracts at future dates. Such options are exercisable monthly up until the settlement date of each monthly contract. If the counterparties exercise all such options, the notional volume of EOG's existing natural gas derivative contracts will increase by 150,000 MMbtud at an average price of $4.79 per MMBtu for each month of 2014.

IV.        Forward-Looking Statements

Information Regarding Forward-Looking Statements

This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements, other than statements of historical facts, including, among others, statements and projections regarding EOG's future financial position, operations, performance, business strategy, returns, budgets, reserves, levels of production and costs and statements regarding the plans and objectives of EOG's management for future operations, are forward-looking statements.  EOG typically uses words such as "expect," "anticipate," "estimate," "project," "strategy," "intend," "plan," "target," "goal," "may," "will" and "believe" or the negative of those terms or other variations or comparable terminology to identify its forward-looking statements.  In particular, statements, express or implied, concerning EOG's future operating results and returns or EOG's ability to replace or increase reserves, increase production, generate income or cash flows or pay dividends are forward-looking statements.  Forward-looking statements are not guarantees of performance.  Although EOG believes the expectations reflected in its forward-looking statements are reasonable and are based on reasonable assumptions, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all) or will prove to have been correct.  Moreover, EOG's forward-looking statements may be affected by known and unknown risks, events or circumstances that may be outside EOG's control.  Important factors that could cause EOG's actual results to differ materially from the expectations reflected in EOG's forward-looking statements include, among others:

•	the timing and extent of changes in prices for, and demand for, crude oil and condensate, natural gas liquids, natural gas and related commodities;
•	the extent to which EOG is successful in its efforts to acquire or discover additional reserves;
•	the extent to which EOG can optimize reserve recovery and economically develop its plays utilizing horizontal and vertical drilling, advanced completion technologies and hydraulic fracturing;
•
the extent to which EOG is successful in its efforts to economically develop its acreage in, and to produce reserves and achieve anticipated production levels from, its existing and future crude oil and natural gas exploration and development projects, given the risks and uncertainties and capital expenditure requirements inherent in drilling, completing and operating crude oil and natural gas wells and the potential for interruptions of development and production, whether involuntary or intentional as a result of market or other conditions;

•	the extent to which EOG is successful in its efforts to market its crude oil, natural gas and related commodity production;
•	the availability, proximity and capacity of, and costs associated with, gathering, processing, compression and transportation facilities;
•	the availability, cost, terms and timing of issuance or execution of, and competition for, mineral licenses and leases and governmental and other permits and rights-of-way;
•
the impact of, and changes in, government policies, laws and regulations, including tax laws and regulations, environmental laws and regulations relating to air emissions, waste disposal, hydraulic fracturing and access to and use of water, laws and regulations imposing conditions and restrictions on drilling and completion operations and laws and regulations with respect to derivatives and hedging activities;

•
EOG's ability to effectively integrate acquired crude oil and natural gas properties into its operations, fully identify existing and potential problems with respect to such properties and accurately estimate reserves, production and costs with respect to such properties;

•	the extent to which EOG's third-party-operated crude oil and natural gas properties are operated successfully and economically;
•
competition in the oil and gas exploration and production industry for employees and other personnel, equipment, materials and services and, related thereto, the availability and cost of employees and other personnel, equipment, materials and services;

•	the accuracy of reserve estimates, which by their nature involve the exercise of professional judgment and may therefore be imprecise;
•
weather, including its impact on crude oil and natural gas demand, and weather-related delays in drilling and in the installation and operation of production, gathering, processing, compression and transportation facilities;

•
the ability of EOG's customers and other contractual counterparties to satisfy their obligations to EOG and, related thereto, to access the credit and capital markets to obtain financing needed to satisfy their obligations to EOG;

•
EOG's ability to access the commercial paper market and other credit and capital markets to obtain financing on terms it deems acceptable, if at all, and to otherwise satisfy its capital expenditure requirements;

•	the extent and effect of any hedging activities engaged in by EOG;
•
the timing and extent of changes in foreign currency exchange rates, interest rates, inflation rates, global and domestic financial market conditions and global and domestic general economic conditions;

•	political developments around the world, including in the areas in which EOG operates;
•	the use of competing energy sources and the development of alternative energy sources;
•	the extent to which EOG incurs uninsured losses and liabilities or losses and liabilities in excess of its insurance coverage;
•	acts of war and terrorism and responses to these acts; and
•	the other factors described under Item 1A, "Risk Factors," on pages 15 through 23 of EOG's Annual Report on Form 10-K for the year ended December 31, 2011.

In light of these risks, uncertainties and assumptions, the events anticipated by EOG's forward-looking statements may not occur, and, if any of such events do, we may not have anticipated the timing of their occurrence or the extent of their impact on our actual results.  Accordingly, you should not place any undue reliance on any of EOG's forward-looking statements. EOG's forward-looking statements speak only as of the date made, and EOG undertakes no obligation, other than as required by applicable law, to update or revise its forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.

Item 9.01                          Financial Statements and Exhibits.

(d)    Exhibits

10.1	-
Form of Restricted Stock Award Agreement for EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan (incorporated by reference to Exhibit 10.5 to EOG's Current Report on Form 8-K, filed May 14, 2008).

10.2	-
Form of Restricted Stock Unit Award Agreement for EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan (incorporated by reference to Exhibit 10.6 to EOG's Current Report on Form 8-K, filed May 14, 2008).

10.3	-
Form of Stock-Settled Stock Appreciation Right Agreement for EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan (effective for grants made on or after February 23, 2011) (incorporated by reference to Exhibit 10.4 to EOG's Quarterly Report on Form 10-Q for the quarter ended March 31, 2011).

*10.4	-	Form of Performance Unit Award Agreement for EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan.

*10.5	-	Form of Performance Stock Award Agreement for EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan.

10.6	-	EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan, effective as of May 8, 2008 (incorporated by reference to Exhibit 10.1 to EOG's Current Report on Form 8-K, filed May 14, 2008).

10.7	-
First Amendment to EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan, dated effective as of September 4, 2008 (incorporated by reference to Exhibit 10.1 to EOG's Quarterly Report on Form 10-Q for the quarter ended September 30, 2008).

10.8	-
Second Amendment to EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan, dated effective as of January 1, 2010 (incorporated by reference to Exhibit 10.1 to EOG's Quarterly Report on Form 10-Q for the quarter ended March 31, 2010).

* Exhibit filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOG RESOURCES, INC. (Registrant)

Date: October 1, 2012	By:	/s/ TIMOTHY K. DRIGGERS Timothy K. Driggers Vice President and Chief Financial Officer (Principal Financial Officer and Duly Authorized Officer)

EXHIBIT INDEX

Exhibit No.                                                                                                                                                                                          Description

10.1	-
Form of Restricted Stock Award Agreement for EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan (incorporated by reference to Exhibit 10.5 to EOG's Current Report on Form 8-K, filed May 14, 2008).

10.2	-
Form of Restricted Stock Unit Award Agreement for EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan (incorporated by reference to Exhibit 10.6 to EOG's Current Report on Form 8-K, filed May 14, 2008).

10.3	-
Form of Stock-Settled Stock Appreciation Right Agreement for EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan (effective for grants made on or after February 23, 2011) (incorporated by reference to Exhibit 10.4 to EOG's Quarterly Report on Form 10-Q for the quarter ended March 31, 2011).

*10.4	-	Form of Performance Unit Award Agreement for EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan.

*10.5	-	Form of Performance Stock Award Agreement for EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan.

10.6	-	EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan, effective as of May 8, 2008 (incorporated by reference to Exhibit 10.1 to EOG's Current Report on Form 8-K, filed May 14, 2008).

10.7	-
First Amendment to EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan, dated effective as of September 4, 2008 (incorporated by reference to Exhibit 10.1 to EOG's Quarterly Report on Form 10-Q for the quarter ended September 30, 2008).

10.8	-
Second Amendment to EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan, dated effective as of January 1, 2010 (incorporated by reference to Exhibit 10.1 to EOG's Quarterly Report on Form 10-Q for the quarter ended March 31, 2010).

* Exhibit filed herewith